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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

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                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF

                         THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):  March 31, 1998


                                 Chiron Corporation
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               (Exact name of registrant as specified in its charter)


Delaware                 0-12798                  94-2754624
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(State or other          (Commission              (IRS Employer
 jurisdiction of         File Number)             Identification No.)
 incorporation)

                 4560 Horton Street, Emeryville, CA            94608
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               (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (510) 655-8730

                                         N/A
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            (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 31, 1998, Chiron Corporation ("Chiron") acquired Hoechst AG's 51 percent interest in Chiron Behring GmbH & Co ("Chiron Behring") for 210.7 million Deutsche Marks ($115.5 million) in cash.

In July 1996, Chiron formed a joint venture with Behringwerke AG (which subsequently merged into its parent company, Hoechst AG) under which Chiron purchased a 49% interest in the human vaccine business of Behringwerke AG. The joint venture was organized as a limited partnership under German law and Chiron and Hoechst held interests in both the limited partnership and in its general partner (which was organized as a GmbH under German law). Under the Purchase and Assignment Agreement pursuant to which Chiron acquired its initial 49 percent interest, Hoechst granted to Chiron an option to purchase Hoechst's 51 percent interest (including Hoechst's interests in both the limited partnership and in the general partnership). The purchase price for the 51% interest was established by negotiation at the time of the initial investment.

Chiron Behring has research and development, manufacturing and administrative facilities in Marburg, Germany. Chiron Behring manufactures and markets in Germany vaccines for diphtheria, tetanus, pertussis, flu, rabies, tick-borne encephalitis, tuberculosis, cholera and an oral polio vaccine. Certain of these products are marketed in other European countries and in the Middle East, the Far East, Africa and South America, and to international health agencies such as the World Health Organization. In 1997, Chiron began marketing Chiron Behring's rabies vaccine in the United States. Chiron Behring also markets in Germany, under distribution agreements with other manufacturers, traditional vaccines for hepatitis A, measles, mumps, rubella, typhoid fever, pneumococcal disease, haemophilus influenzae type b and an inactivated polio vaccine and a recombinant vaccine for hepatitis B.

The acquisition was financed from Chiron's cash and cash equivalents and liquidation of certain short term investments in marketable debt securities.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired.

          Financial statements required by this Item are not included in this initial report on Form 8-K. Such financial statements will be filed by amendment not later than June 14, 1998.


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     (b)  Pro forma financial information.

          Pro forma financial information required by this Item is not included in this initial report on Form 8-K. Such pro forma financial information will be filed by amendment not later than June 14, 1998.

     (c)  Exhibits.

          EXHIBIT NUMBER

     99.1 Press Release relating to Registrant's acquisition of Hoechst AG's 51% interest in Chiron Behring GmbH & Co dated April 1, 1998, referred to Item 2 above.

     99.2 Purchase and Assignment Agreement between Behringwerke Aktiengesellschaft, on the one side, and 31.CORSA Verwaltungsgesellschaft mbH and the Registrant, on the other side, dated February 17, 1996, Closing Agreement, by and among Behringwerke Aktiengesellschaft, on the one side, and the Registrant and 31.CORSA Verwaltungsgesellschaft mbH, on the other side, dated June 29, 1996 and Letter Agreement dated June 29, 1996 between the Registrant, 31.CORSA Verwaltungsgesellschaft mbH and Behringwerke Aktiengesellschaft, incorporated by reference to
               Exhibit 10.86 of the Registrant's Form 10-Q report for the period ended September 29, 1996. (Certain confidential information has been omitted from the Agreements and filed separately with the Securities and Exchange Commission pursuant to a request by Registrant for confidential treatment pursuant to Rule 24b-2.)


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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHIRON CORPORATION


Date: April 9, 1998                          By:  /s/ William G. Green
                                                ----------------------------
                                                    William G. Green
                                                    Senior Vice President,
                                                    General Counsel and
                                                    Secretary


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